Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies

13. COMMITMENTS AND CONTINGENCIES

The Company leases certain equipment and facilities under operating leases expiring at various dates through 2022. Rent expense was $29.0 million, $29.4 million, $33.1 million and $1.3 million for the year ended December 31, 2013 (Successor), the year ended December 31, 2012 (Successor), and the periods January 15 – December 31, 2011 (Successor) and January 1 – January 14, 2011 (Predecessor), respectively. Future minimum rental payments required under operating leases and capital leases having a remaining term in excess of one year at December 31, 2013 are as follows:

	Operating Leases	Capital Leases
2014	$23,717	$173
2015	17,803	16
2016	12,849	—
2017	11,119	—
2018	7,947	—
Thereafter	18,638	—

Total minimum lease payments	92,073	189
Less: Amount representing interest	—	(7)

	$92,073	$182

The Company recognizes a liability for the estimated claims that may be paid under its customer warranty agreements to remedy potential deficiencies of quality or performance of the Company’s products. These product warranties extend over periods ranging from one to twenty-five years from the date of sale, depending upon the product subject to the warranty. The Company records a provision for estimated future warranty claims as cost of sales based upon the historical relationship of warranty claims to sales and specifically-identified warranty issues. The Company bases its estimates on assumptions that are believed to be reasonable under the circumstances and revises its estimates, as appropriate, when events or changes in circumstances indicate that revisions may be necessary. Such revisions may be material.

The following table summarizes the activity in the product warranty accrual, included in other accrued liabilities:

	Successor	Successor	Successor	Predecessor
	Year Ended December 31, 2013	Year Ended December 31, 2012	January 15 - December 31, 2011	January 1 - January 14, 2011
Product warranty accrual, beginning of period	$26,005	$18,653	$30,191	$30,759
Provision for (recovery of) warranty claims	8,769	13,453	4,468	(70)
Warranty claims paid	(9,936)	(6,101)	(8,232)	$(498)
Revision of purchase price allocation	—	—	(7,774)	—

Product warranty accrual, end of period	$24,838	$26,005	$18,653	$30,191

Provision for warranty claims included charges of $2.1 million and $8.9 million for the years ended December 31, 2013 (Successor) and 2012 (Successor), respectively, related to a warranty matter within the Broadband segment for products sold in 2006 and 2007.

In addition, the Company is subject to various federal, state, local and foreign laws and regulations governing the use, discharge, disposal and remediation of hazardous materials. Compliance with current laws and regulations has not had, and is not expected to have, a materially adverse effect on the Company’s financial condition or results of operations.

As of December 31, 2013, the Company had commitments of $16.2 million to purchase metals that are expected to be consumed in normal production by June 2014. In the aggregate, these commitments were at prices approximately 4% above market prices as of December 31, 2013.

Legal Proceedings

The Company is either a plaintiff or a defendant in pending legal matters in the normal course of business. Management believes none of these other legal matters will have a material adverse effect on the Company’s business or financial condition upon final disposition.

CommScope Holding Company, Inc. [Member]
Commitments and Contingencies

2. Commitments and Contingencies

The Parent Company guarantees the CommScope, Inc. senior secured term loan and asset-based revolving credit facilities. See Note 6 to the consolidated financial statements for more information on the CommScope, Inc. secured credit facilities. For discussion of the commitments and contingencies of the subsidiaries of the Parent Company see Note 13 to the consolidated financial statements.